(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

SEMI-ANNUAL REPORT

TO SHAREHOLDERS (Unaudited)
June 30, 2002

>  WISCONSIN TAX-EXEMPT FUND

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                           JUNE 30, 2002 (UNAUDITED)

                                                                 August 16, 2002

DEAR SHAREHOLDER:

I'm pleased to provide you with the 2002 semi-annual report for the North Track Wisconsin Tax-Exempt Fund. Over the past year, we've seen the assets of the Wisconsin Tax-Exempt Fund grow from $50.9 million to $54.1 million. This increase is primarily attributable to the desire on the part of many investors to have the relative safety and stability of the fixed-income markets, and to reduce their exposure to the volatility of the equity markets.

Although fixed-income products have enjoyed increased cash flows in the past year, a majority of those funds have seen decreasing yields, primarily due to the numerous cuts in interest rates by the Federal Reserve during the second half of 2001. In an environment highlighted by falling rates, it's important for us to remain focused on the Fund's objective.

The Fund is managed to provide its shareholders with the best total return possible for a high-quality portfolio. Consistent with this goal, we are committed to provide our shareholders with the highest possible quality portfolio -- we will not sacrifice that quality to achieve a higher short-term yield.

While this strategy cuts against the grain in many respects, experience has proven time and time again that sticking to a specific strategy -- whether it's with our stable of fixed income products, or in our series of sector-specific index funds -- provides our shareholders with the best possible total return from a high-quality portfolio.

Sincerely,

/s/Robert J. Tuszynski

Robert J. Tuszynski
President and CEO

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                          SEMIANNUAL REPORT COMMENTARY
                           JUNE 30, 2002 (UNAUDITED)

  Municipals continue to post impressive returns as the lack of confidence in corporate disclosure and accounting and continuing concerns over potential terrorist activity, problems in the Middle East, continued low inflation, economic growth and corporate profitability has led investors towards less credit sensitive investments.

  The 7-15 year portion of the tax-exempt curve continued to outperform as investors bypassed 1-5 year assets due to the historically low short term yields and the extreme steepness of the curve. The municipal 2's-30's spread (318) has steepened to levels not seen since November of 1985. Traditional investors have resisted relatively cheap, longer maturity municipals, because the low absolute rates suggest that yields will rise at some point in the future and incremental income gains taper off after the 2020 position on the curve. The year-to-date results show the 15-year (5.39%), 10-year (5.34%) and 7-year (5.28%) investments substantially outperforming the balance of the tax-exempt curve.

  The Fund has now posted NAV returns of 4.40% and 6.02% for the six and twelve month periods ended June 30th, respectively. The duration of the Fund was essentially unchanged and ended the second quarter at 6.94 years. We are attempting to increase the duration to roughly 8.00 years with new cash that comes into the Fund. The amount of rated Wisconsin double tax-exempt issuance has been minimal, but we did manage to add two holdings to the Fund during the quarter. The Ashwaubenon issue was rated "Aa" and the Wrightstown CDA, which is non-rated, has been pre-refunded with Treasuries.

  The average return for the Fund's Wisconsin peer group was 3.50% and 4.25% for the quarter and year-to-date periods ended June 30th, respectively.

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of North Track Funds, Inc.' s. Wisconsin Tax-Exempt Fund outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.

                                            For the six
                                            months ended                       For the years ended December 31,
                                           June 30, 2002       ---------------------------------------------------------------
                                            (Unaudited)        2001           2000           1999           1998          1997
                                           -------------       ----           ----           ----           ----          ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.94         $ 9.91         $ 9.45         $10.27         $10.21        $ 9.87
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                          .20            .42            .44            .45            .48           .49
   Net realized and unrealized
     gains (losses) on investments                .23            .03            .46           (.82)           .06           .34
                                               ------         ------         ------         ------         ------        ------
   TOTAL INCOME (LOSS) FROM
     INVESTMENT OPERATIONS                        .43            .45            .90           (.37)           .54           .83
                                               ------         ------         ------         ------         ------        ------
LESS DISTRIBUTIONS:
   Dividends from net investment income          (.20)          (.42)          (.44)          (.45)          (.48)         (.49)
                                               ------         ------         ------         ------         ------        ------
   TOTAL DISTRIBUTIONS                           (.20)          (.42)          (.44)          (.45)          (.48)         (.49)
                                               ------         ------         ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD                 $10.17         $ 9.94         $ 9.91         $ 9.45         $10.27        $10.21
                                               ------         ------         ------         ------         ------        ------
                                               ------         ------         ------         ------         ------        ------
TOTAL RETURN **<F2>                             4.40%          4.56%          9.74%         (3.75%)         5.35%         8.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                        $5,326        $52,945        $52,116        $52,320        $45,693       $32,852
Ratio of expenses
  to average net assets                         1.15%*<F1>      1.2%           1.1%+<F3>      0.9%+<F3>      0.6%+<F3>     0.5%+<F3>
Ratio of net investment income
  to average net assets                          4.1%*<F1>      4.1%           4.6%+<F3>      4.5%+<F3>      4.6%+<F3>     4.9%+<F3>
Portfolio turnover rate                          3.1%           6.3%           5.9%          15.2%          12.5%         16.9%

 *<F1>  Annualized
**<F2> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F3> Reflects a voluntary reimbursement of fund expenses of 0.04% in 2000, 0.1% in 1999, 0.4% in 1998 and 0.6% in 1997, respectively. Without reimbursement the ratio of net expenses to average net assets would have been 1.1% in 2000, 1.0% in 1999, 1.0% in 1998, and 1.1% in 1997.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments:
   Cost basis of investments                                       $52,002,639
                                                                   -----------
                                                                   -----------
   Long-term investments in securities                             $51,781,565
   Short-term investments                                            1,992,501
                                                                   -----------
       Total investments                                            53,774,066

Receivables:
   Capital shares sold                                                 148,746
   Interest                                                            568,340
                                                                   -----------
       Total receivables                                               717,086
Other assets                                                               615
                                                                   -----------
       Total assets                                                $54,491,767
                                                                   -----------
                                                                   -----------

LIABILITIES:
Payables:
   Capital shares redeemed                                         $   127,925
   Distributions to shareholders                                        53,997
   Management fees                                                      21,034
   Other accrued expenses                                              100,133
                                                                   -----------
       Total liabilities                                               303,089
                                                                   -----------
NET ASSETS:
Capital stock                                                       53,205,819
Undistributed net investment income                                      9,139
Undistributed net realized losses on investments                      (797,707)
Net unrealized appreciation on investments                           1,771,427
                                                                   -----------
       Total net assets                                             54,188,678
                                                                   -----------
       Total liabilities and net assets                            $54,491,767
                                                                   -----------
                                                                   -----------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                     $     10.17
                                                                   -----------
                                                                   -----------
MAXIMUM OFFERING PRICE PER SHARE                                   $     10.54
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                            $1,369,456
                                                                    ----------
          Total investment income                                    1,369,456
                                                                    ----------

EXPENSES:
Investment advisory fees                                               130,382
Administration fees                                                     26,077
Custodian fees                                                           3,258
Transfer agent fees                                                     23,982
Broker service fees                                                     65,236
Professional fees                                                       21,827
Registration                                                             3,982
Communication                                                            9,593
Director fees                                                            3,982
Pricing of investments                                                   7,059
Other                                                                    3,744
                                                                    ----------
          Total expenses                                               299,122
NET INVESTMENT INCOME                                                1,070,334
                                                                    ----------
NET REALIZED GAINS ON INVESTMENTS                                       21,554
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE YEAR        1,228,615
                                                                    ----------
          Net gain on investments                                    1,250,169
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,320,503
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

OPERATIONS:
Net investment income                                              $ 1,070,334
Net realized losses on investments                                      21,554
Change in unrealized appreciation on investments for the year        1,228,615
                                                                   -----------
          Net increase in net assets resulting from operations       2,320,503
                                                                   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                               (1,066,175)
                                                                   -----------
          Total distributions                                       (1,066,175)
                                                                   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                          4,295,664
Net asset value of shares issued in distributions                      740,169
Cost of shares redeemed                                             (5,046,749)
                                                                   -----------
          Net decrease in net assets
            from capital share transactions                            (10,916)
                                                                   -----------
          Total increase                                             1,243,412
NET ASSETS:
Balance at beginning of period                                      52,945,266
                                                                   -----------
Balance at end of period (including undistributed
  net investment income of $9,139)                                 $54,188,678
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

OPERATIONS:
Net investment income                                              $ 2,158,928
Net realized losses on investments                                     (19,540)
Change in unrealized appreciation on investments for the year          148,031
                                                                   -----------
          Net increase in net assets resulting from operations       2,287,419
                                                                   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.42 per share)                             (2,166,789)
                                                                   -----------
          Total distributions                                       (2,166,789)
                                                                   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                          7,230,282
Net asset value of shares issued in distributions                    1,550,274
Cost of shares redeemed                                             (8,071,488)
                                                                   -----------
          Net increase in net assets
            from capital share transactions                            709,068
                                                                   -----------
          Total increase                                               829,698

NET ASSETS:
Balance at beginning of period                                      52,115,568
                                                                   -----------
Balance at end of period (including undistributed
  net investment income of $4,980)                                 $52,945,266
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2002 (UNAUDITED)

1.   ORGANIZATION --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine funds: Tax-Exempt Fund, Government Fund, S&P100 Plus Fund, PSE Tech 100 Index Fund, Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. This report presents information only for the Wisconsin Tax-Exempt Fund (the "Fund"). Information regarding the other funds is presented in separate reports. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

2.   SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of the significant accounting policies of the Fund.

     (a)  Security Valuation

          Long-term tax-exempt securities are valued at market using quotations by an independent pricing service.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures adopted by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Wisconsin Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     (b)  Security Transactions

          Security transactions are recorded on a trade date basis. Net realized gains and losses on security sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

     (c)  Federal Income Taxes

          Provision has not been made for Federal income taxes, because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 2001, the Fund had Federal income tax capital loss carryforwards of $3,176 expiring in 2003, $3,012 expiring in 2005, $29,062 expiring in 2006, $495,751 expiring in 2007, $268,721 expiring in 2008 and $19,540 expiring in 2009. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (d)  Expenses

          Fund expenses associated with a specific fund are charged to that fund as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the funds based upon the ratio of the net assets of each fund to the combined net assets of the Fund, by the ratio of accounts maintained in each fund or some other fair allocation method.

     (e)  Distributions to Shareholders

          Dividends from net investment income of the Wisconsin Tax-Exempt Fund are declared daily and paid monthly.

     (f)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   North Track has an Investment Advisory Agreement (the "Agreement") with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of the Fund are affiliated), to serve as the Investment Advisor. BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Agreement, the Fund pays BCZ a monthly fee based upon the average daily net assets of the Fund at the rate of ..50% of the first $250,000,000 of the Fund's average daily net assets, reducing to .40% of the Fund's average daily net assets in excess of $250,000,000.

   For the six months ended June 30, 2002, the Fund incurred total advisory fees of $130,382.

   BCZ has an Accounting and Pricing Agreement with North Track to perform accounting and pricing services. In addition, the Fund pays BCZ commissions on sales of Fund shares and 12b-1 distribution fees. The commissions, accounting and pricing fees, 12b-1 fees and administrative service fees paid to BCZ by the Fund for the six months ended June 30, 2002 were as follows:

                       ACCOUNTING
    COMMISSIONS        AND PRICING
   ON FUND SHARES         FEES          12B-1 FEES     ADMINISTRATIVE FEES
   --------------      -----------      ----------     -------------------
      $32,008            $12,881          $36,991            $26,270

4. INVESTMENT TRANSACTIONS --

   Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2002, were $2,374,685 and $1,592,250, respectively.

   Net tax basis unrealized appreciation (depreciation) on investments as of June 30, 2002, included:

  Gross unrealized appreciation                             $1,937,652
  Gross unrealized depreciation                               (166,225)
                                                            ----------
       Net unrealized appreciation                          $1,771,427
                                                            ----------
                                                            ----------

   The tax basis cost of investments on June 30, 2002 was $52,002,639.

5. LINE OF CREDIT --

   North Track has available a line of credit of $15,000,000. However, the Fund's borrowings, by investment restriction, cannot exceed 10% of the total assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. The Fund's policies allow borrowings for temporary or emergency purposes.

6. SECURITIES LENDING --

   The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of North Track. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

   The value of the cash collateral at period end is reported on each Fund's Balance Sheet. Earnings from the cash collateral is recorded in the Statements of Operations. During the six months ended June 30, 2002, there was no security lending activity.

7. CAPITAL SHARE TRANSACTIONS --

   (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into ten mutual fund series: Wisconsin Tax-Exempt Fund, Government Fund, Tax-Exempt Fund, S&P 100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Cash Reserve Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class B (contingent deferred sales charge) shares. The S&P 100 Plus Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Government Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class C (front-end and contingent deferred sales charge) shares. The Cash Reserve Fund has designated three classes of shares:
        Class X (Retail Shares); Class B (CDSC Retail Shares); and Class Y (Institutional Shares). The authorized shares of common stock may be allocated to any of the above funds or to new funds as determined by the Board of Directors. The shares of each fund have equal rights and privileges with all other shares of that fund.

   (b) Capital share activity on a trade date basis, during the year ended December 31, 2001 and six months ended June 30, 2002, respectively, were as follows:

   SHARES OUTSTANDING AT DECEMBER 31, 2000                        5,259,474
                                                                  ---------
                                                                  ---------
     Shares issued                                                  718,012
     Shares issued in distributions                                 154,443
     Shares redeemed                                               (804,700)
                                                                  ---------
   SHARES OUTSTANDING AT DECEMBER 31, 2001                        5,327,229
                                                                  ---------
                                                                  ---------
     Shares issued                                                  425,936
     Shares issued in distributions                                  73,434
     Shares redeemed                                               (500,454)
                                                                  ---------
   SHARES OUTSTANDING AT JUNE 30, 2002                            5,326,145
                                                                  ---------
                                                                  ---------

   (c) Maximum offering price per share is computed based on a maximum sales charge of 3.5% of the offering price or 3.63% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

8. DISTRIBUTIONS TO SHAREHOLDERS --

   There were no significant differences between the book basis and tax basis of distributable earnings as of December 31, 2001 and distributions for the year ended December 31, 2001.

9. CHANGE OF AUDITORS --

   On June 26, 2002, based on the recommendation of the Audit Committee of North Track Funds, Inc. (the "Fund"), the Board of Directors selected Deloitte & Touche ("D&T") as the Fund's independent auditors for the fiscal years ending October 31, 2002 and December 31, 2002. D&T replaces Arthur Andersen LLP ("AA"), which served as the Fund's independent auditors for the fiscal years ended October 31, 2001, December 31, 2001 and prior years. The change from AA to D&T was made as a result of AA's withdrawal from the public accounting business.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)

                                                                                             S&P        MOODY'S
 PAR VALUE                       DESCRIPTION                                                RATING      RATING           VALUE
                                                                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM TAX-EXEMPT SECURITIES -- 95.6%

GEORGIA -- 1.1%
 $  325,000     Atlanta, Georgia, New Public Housing Authority, 5.00%,                       AAA          Aaa          $   330,973
                due 05-01-2007

    250,000     Newnan, Georgia, New Public Housing Authority, 5.00%,                        AAA          Aaa              260,313
                due 04-01-2012

GUAM -- 1.0%
    515,000     Guam Power Authority Revenue Bonds, Series A, (Collateral: State and         AAA          Aaa              531,804
                Local Government Bonds), 6.375%, prerefunded 10-01-2002 at 102

ILLINOIS -- 0.6%
    300,000     Peoria, Illinois, New Public Housing Authority, 5.00%, due 06-01-2012        AAA          Aaa              312,000

MASSACHUSETTS -- 2.0%
    860,000     Massachusetts State Housing Finance Agency, Multi-Family Housing             AAA          A1             1,080,375
                Bonds, First Issue, 1979 Series A, (Escrowed to Maturity), 7.00%,
                due 04-01-2021

NEVADA -- 0.5%
    255,000     Las Vegas, Nevada, New Public Housing Authority, 5.00%,                       NR          Aaa              259,845
                due 01-01-2012

NEW JERSEY -- 1.0%
    285,000     Newark, New Jersey, New Public Housing Authority, 5.25%,                     AAA          Aaa              292,481
                due 04-01-2009

    250,000     Newark, New Jersey, New Public Housing Authority, 4.50%,                     AAA          Aaa              250,903
                due 04-01-2008

NEW YORK -- 0.8%
    200,000     New York, New York, New Public Housing Authority, 5.375%,                    AAA          Aaa              204,184
                due 01-01-2012

    200,000     New York, New York, New Public Housing Authority, 5.00%,                     AAA          Aaa              203,740
                due 01-01-2012

NORTH CAROLINA -- 0.8%
    400,000     Durham, North Carolina, New Public Housing Authority, 5.00%,                 AAA          Aaa              404,580
                due 02-01-2012

NORTH DAKOTA -- 0.7%
    185,000     Burleigh County, North Dakota, New Public Housing Authority,                 AAA          Aaa              188,641
                4.875%, due 01-01-2010

    200,000     Burleigh County, North Dakota, New Public Housing Authority,                 AAA          Aaa              204,126
                4.875%, due 01-01-2009

N. MARIANA ISLANDS -- 0.2%
    100,000     Commonwealth of the Northern Mariana Islands General Obligation              AAA          Aaa              108,750
                Bonds, Series 1999A, (Public School System Projects), 5.125%,
                due 10-01-2008

OHIO -- 2.3%
    500,000     Youngstown, Ohio, New Public Housing Authority, 5.00%,                       AAA          Aaa              508,305
                due 05-01-2011

    250,000     Youngstown, Ohio, New Public Housing Authority, 4.875%,                      AAA          Aaa              254,253
                due 05-01-2009

    200,000     Youngstown, Ohio, New Public Housing Authority, 4.875%,                      AAA          Aaa              203,274
                due 05-01-2010

    300,000     Youngstown, Ohio, New Public Housing Authority, 5.00%,                       AAA          Aaa              304,782
                due 05-01-2012

PENNSYLVANIA -- 0.9%
    270,000     Allentown, Pennsylvania, New Public Housing Authority, 4.875%,               AAA          Aaa              274,393
                due 05-01-2011

    200,000     Clinton County, Pennsylvania, New Public Housing Authority, 5.25%,           AAA          Aaa              203,858
                due 11-01-2007

PUERTO RICO -- 1.7%
    100,000     Puerto Rico Commonwealth Highway & Transportation, (Collateral:               A          Baa1              101,500
                U.S. Treasury Obligations), 6.625%, prerefunded 07-01-2002 at 101.5

    350,000     Puerto Rico Commonwealth Highway & Transportation Authority,                  A           Aaa              355,250
                Highway Revenue Series T, (Collateral: U.S. Treasury Obligations),
                6.625%, prerefunded 07-01-2002 at 101.5

    300,000     Puerto Rico Commonwealth General Obligation Bonds, (Collateral:               A-         Baa1              304,500
                State & Local Government Securities), 6.00%, prerefunded 07-01-2002 at 101.5

    180,000     Puerto Rico Commonwealth Electric & Power Authority, Series R,               AAA          Aaa              182,700
                (Collateral: U.S. Government Securities), 6.25%, prerefunded 07-01-2002 at 101.5

SOUTH CAROLINA -- 0.4%
    200,000     Marion, South Carolina, New Public Housing Authority, 4.875%,                AAA          Aaa              208,000
                due 09-01-2010

TENNESSEE -- 0.4%
    190,000     Nashville, Tennessee, New Public Housing Authority, 5.00%,                   AAA          Aaa              192,212
                due 08-01-2010

TEXAS -- 1.0%
    200,000     Waco, Texas, New Public Housing Authority, 4.875%, due 12-01-2012            AAA          Aaa              207,000

    340,000     Waco, Texas, New Public Housing Authority, 4.875%, due 12-01-2009            AAA          Aaa              357,850

VIRGIN ISLANDS -- 0.5%
    255,000     Virgin Islands Water and Power Authority Revenue Bonds, 5.25%,               AAA          Aaa              279,225
                due 07-01-2012

WISCONSIN -- 79.7%
    500,000     Housing Authority of the City of Ashland, Wisconsin, Student Housing          NR          Aa1              489,375
                Revenue Bonds, Series 1998, (Northland College Project), 5.10%,
                due 04-01-2018

    500,000     Community Development Authority of the Village of Ashwaubenon,                NR          Aa2              510,625
                Wisconsin, Lease Revenue Refunding Bonds, Series 2002, (Arena Project),
                4.70%, due 06-01-2015

    500,000     Community Development Authority of the Village of Ashwaubenon,                NR          Aa2              505,000
                Wisconsin, Lease Revenue Refunding Bonds, Series 2002, (Arena Project),
                5.20%, due 06-01-2022

  1,000,000     Community Development Authority of the Village of Ashwaubenon,                NR          Aa2            1,131,250
                Wisconsin, Lease Revenue Bonds, Series 1999A, (Arena Project),
                5.80%, prerefunded 06-01-2009 at 100

    500,000     Community Development Authority of the City of Cudahy                         NR          A3               510,625
                (Wisconsin), Redevelopment Lease Revenue Bonds, Series 1999,
                5.10%, due 06-01-2017

  1,000,000     Community Development Authority of the City of Glendale, Wisconsin,           NR          A2               998,750
                Community Development Lease Revenue Bonds, (Tax Increment
                District No. 7), 4.55%, due 09-01-2014

  2,200,000     Community Development Authority of the City of Glendale, Wisconsin,           NR          NR             2,178,000
                Lease Revenue Bonds, Series 1998A (Tax Increment District No. 7),
                5.40%, due 09-01-2018

    500,000     Housing Authority of the County of Grant, Wisconsin, Housing                  NR          A3               503,125
                Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.25%,
                due 07-01-2018

  1,000,000     Housing Authority of the County of Grant, Wisconsin, Housing                  NR          A3             1,000,000
                Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.35%,
                due 07-01-2026

  1,000,000     Green Bay/Brown County Professional Football Stadium District                AAA          Aaa            1,032,500
                Sales Tax Revenue Bonds, Series 2001A, (Lambeau Field Renovation
                Project), 4.90%, due 02-01-2016

    150,000     Housing Authority of the City of Green Bay, Wisconsin, Student                NR          NR               153,188
                Housing Refunding Revenue Bonds, Series 1997, (University Village
                Housing, Inc.), 6.00%, due 04-01-2017

    400,000     Redevelopment Authority of the City of Green Bay, Wisconsin, Revenue         BBB+        Baa1              392,500
                Bonds, Series 2001A, (Bellin Memorial Hospital, Inc., Obligated Group),
                5.50%, due 02-15-2021

  1,000,000     Redevelopment Authority of the City of Green Bay (Wisconsin) Lease            NR          Aa2              975,000
                Revenue Bonds, Series 1999A, (Convention Center Project), 5.10%,
                due 06-01-2029

    200,000     City of Hartford Community Development Authority, Dodge and                   NR          NR               211,750
                Washington Counties, Wisconsin, Community Development Lease
                Revenue Bonds, 5.90%, due 12-01-2006

    100,000     Community Development Authority of the Village of Jackson,                    NR          NR               102,125
                Wisconsin, Community Development Refunding Revenue Bonds,
                Series 1999, 4.90%, due 12-01-2013

  1,000,000     Housing Authority of the City of Kenosha, Wisconsin, GNMA                     NR          NR             1,020,000
                Collateralized Multifamily Housing Revenue Bonds, Series 2000A,
                (Villa Ciera, Inc. Project), 6.00%,  due 11-20-2041

    500,000     Community Development Authority of the Village of Little Chute,               NR          NR               508,125
                Wisconsin, Community Development Lease Revenue Bonds, 5.625%,
                due 03-01-2019

  3,050,000     Community Development Authority of the City of Madison, Wisconsin,           AA-          NR             3,046,187
                Fixed Rate Development Revenue Bonds, Series 1998A, (Fluno Center
                Project), 5.00%, due 11-01-2020

  1,000,000     Madison, Wisconsin, Community Development Authority Lease                     NR          Aa2            1,057,500
                Revenue Bonds, Monona Terrace Community & Convention Center
                Project, 6.10%, due 03-01-2010

    300,000     Community Development Authority of the City of Madison, Wisconsin,            NR          NR               281,250
                Multifamily Housing Revenue Bonds, Series 1995, (Dempsey Manor
                Project), 6.65%, due 10-01-2025

    500,000     Community Development Authority of the City of Madison, Wisconsin,            NR          NR               482,500
                Redevelopment Revenue Bonds, Series 1995, (Meriter Retirement
                Services, Inc.), 6.125%, due 12-01-2019

    240,000     Community Development Authority of the City of Madison, Wisconsin,            NR          NR               240,300
                Project Revenue Bonds, (Series 1986), 5.875%, due 07-01-2016

    500,000     Redevelopment Authority of the City of Milwaukee, Wisconsin,                  NR          Aa3              511,955
                Development Revenue Bonds (Goodwill Industries of Southeastern
                Wisconsin Project), 6.35%, due 10-01-2009

    500,000     Redevelopment Authority of the City of Milwaukee, Wisconsin,                  A           NR               504,375
                Redevelopment Revenue Bonds, Series 2001, (Summerfest Project),
                4.85%, due 08-01-2017

    180,000     Redevelopment Authority of the City of Milwaukee, Wisconsin,                  NR          Aaa              181,125
                Redevelopment Revenue Bonds, Series 1999B, (Young Women's
                Christian Association of Greater Milwaukee), 5.20%, due 06-01-2029

  1,000,000     Redevelopment Authority of the City of Milwaukee (Wisconsin)                  NR          NR               978,750
                Development Revenue Bonds, Series 1998, (YMCA of Metropolitan
                Milwaukee, Inc. Project), 5.10%, due 12-01-2023

    500,000     Redevelopment Authority of the City of Milwaukee, Wisconsin,                  A           NR               501,875
                Redevelopment Revenue Bonds, Series 2001 (Summerfest Project),
                4.95%, due 08-01-2020

    215,000     Redevelopment Authority of the City of Milwaukee, Wisconsin,                  NR          Aa3              209,088
                Redevelopment Revenue Bonds, Series 1999A, (Young Women's
                Christian Association of Greater Milwaukee), 5.25%, due 06-01-2019

    750,000     Redevelopment Authority of the City of Milwaukee, Wisconsin,                  NR          Aa3              720,937
                Redevelopment Revenue Bonds, Series 1999A, (Young Women's
                Christian Association of Greater Milwaukee), 5.30%, due 06-01-2029

    995,000     Housing Authority of the City of Oak Creek, Wisconsin, Multifamily            NR          NR             1,024,850
                Housing Refunding Revenue Bonds, Series 1994A, (Country Oaks II
                Project), 6.30%, due 08-01-2028

     75,000     Housing Authority of the City of Oak Creek, Wisconsin, Multifamily           AAA          NR                75,188
                Housing Refunding Revenue Bonds, Series 1993, (Wood Creek Project),
                5.625%, due 07-20-2029

    125,000     Housing Authority of the City of Oshkosh, Wisconsin, GNMA                     NR          Aa1              127,500
                Collateralized Multifamily Housing Revenue Bonds, Series 1997,
                (VNA Assisted Living, Inc. Project), 5.45%, due 09-20-2017

  1,260,000     Housing Authority of the City of Oshkosh, Wisconsin, GNMA                     NR          Aa1            1,277,325
                Collateralized Multifamily Housing Revenue Bonds, Series 1997,
                (VNA Assisted Living, Inc. Project), 5.75%, due 09-20-2038

  2,260,000     Southeast Wisconsin Professional Baseball Park District Sales Tax            AAA          Aaa            2,539,675
                Revenue Bonds, Series 1996, 5.750%, prerefunded 03-13-2007 at 101

    105,000     Southeast Wisconsin Professional Baseball Park District Sales Tax            AAA          Aaa              120,225
                Revenue Bonds, Series 1999, 5.875%, prerefunded 12-15-09 at 100

  1,000,000     Housing Authority of the City of Sheboygan, Wisconsin, Multifamily           AAA          NR               966,250
                Housing Refunding Revenue Bonds, Series 1998A (GNMA Collat-Lake
                Shore Apartments), 5.10%, due 11-20-2026

    400,000     Redevelopment Lease Revenue Refunding Bonds, Redevelopment                    NR          NR               402,500
                Authority of the Village of Slinger, Wisconsin, 4.70%, due 09-01-2012

  1,000,000     Waterfront Redevelopment Authority of the City of Sturgeon Bay,               NR          NR             1,000,000
                Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998A,
                5.20%, due 10-01-2021

  1,000,000     Waterfront Redevelopment Authority of the City of Sturgeon Bay,               A           NR             1,007,500
                Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998B,
                5.00%, due 10-01-2017

    600,000     Community Development Authority of the Village of Sussex, Wisconsin,          NR          NR               657,750
                Community Development Revenue Bonds, Series 1995, 6.10%,
                prerefunded 04-01-2005 at 100

    445,000     Community Development Lease Revenue Bonds, Series 1997A,                      NR          NR               447,781
                Community Development Authority of the City of Verona, Wisconsin,
                5.50%, due 06-01-2017

  1,000,000     Wisconsin Center District Junior Dedicated Tax Revenue Refunding             AAA          Aaa            1,035,000
                Bonds, Series 1999, 5.25%, due 12-15-2023

  3,000,000     Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,               AAA          NR             3,393,750
                Series 1996B, 5.75%, (Collateral: U.S. Government Securities), 5.75%,
                prerefunded 02-15-06 at 101

  1,320,000     Wisconsin Housing Finance Authority Revenue Bonds, Escrowed by                NR          NR             1,485,000
                U.S. Government Securities (MBIA Insured), 6.10%,
                prerefunded 12-01-2017 at 100

  1,170,000     Wisconsin Housing Finance Authority Revenue Bonds, Escrowed by               AAA          Aaa            1,306,012
                U.S. Government Securities, 6.10%, prerefunded 12-01-2017 at 100

    460,000     Walworth County (Wisconsin) Housing Authority Housing Revenue                 NR          NR               465,750
                Bonds, Series 1997, (FHA Insured Mortgage Loan-Kiwanis Herigage, Inc.
                Senior Apartment Project), 5.70%, due 03-01-2039

    750,000     Community Development Authority of the City of Watertown                      NR          NR               755,625
                (Wisconsin) Redevelopment Lease Revenue Bonds, Series 1998A,
                5.00%, due 05-01-2018

    500,000     Housing Authority City of Waukesha, Wisconsin, Multifamily Housing            NR          NR               501,875
                Refunding Revenue Bonds, Series 1998A, (FHA Insured Mortgage
                Loan-Oak Hills Terrace Project), 5.45%, due 06-01-2027

  1,000,000     Redevelopment Authority of the City of Waukesha, Wisconsin, Avalon            NR          Aaa            1,005,000
                Square Project, Series A, 5.00%, due 06-01-2021

    750,000     Wauwatosa, Wisconsin, Redevelopment Authority, Milwaukee County,             AAA          Aaa              789,375
                Wisconsin, Redevelopment Authority Lease Revenue Bonds, Series
                1997, 5.65%, due 10-01-2015

    855,000     Housing Authority of Winnebago County, Wisconsin, Multifamily                 NR          NR               835,762
                Housing Refunding Revenue Bonds (Neenah-Menasha Ecumenical
                Retirement Community, Inc. Project), 5.60%, due 10-01-2020

    715,000     Housing Authority of Winnebago County, Wisconsin, Multifamily                 NR          NR               714,900
                Housing Refunding Revenue Bonds (Neenah-Menasha Ecumenical
                Retirement Community, Inc. Project), 5.50%, due 10-01-2015

    300,000     Community Development Authority of the Village of Wrightstown,                NR          NR               339,375
                Wisconsin, Community Development Revenue Bonds, 6.00%,                                                 -----------
                prerefunded 06-01-2008 at 100

Total Long-Term Tax-Exempt Securities (Cost $50,010,138)                                                                51,781,565
                                                                                                                       -----------

SHORT-TERM TAX-EXEMPT SECURITIES -- 3.7%

DEMAND NOTE
  1,500,000     Green Bay/Brown County Wisconsin, Variable Rate Weekly Demand                                            1,500,000
                Revenue Note, (Lambeau Field Renovation Project), due 02-01-2030

MONEY MARKET
    492,501     Aim Tax Free Cash Fund                                                                                     492,501
                                                                                                                       -----------

Total Short-Term Tax-Exempt Securities                                                                                   1,992,501
                                                                                                                       -----------

Total Tax-Exempt Securities                                                                                            $53,774,066
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

1-800-826-4600

Sales & Marketing
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Operations and Accounting
215 North Main Street
West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. DeJong, Director
Steven P. Kent, Director
Robert J. Tuszynski, President, CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President
John H. Lauderdale, Senior Vice President of Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia J. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Deloitte & Touche LLP
180 N. Stetson Avenue
Chicago, IL 60601-6779

215 North Main Street o West Bend, Wisconsin 53095-3348

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

SEMI-ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT861-08/02